UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2026

Exxon Mobil Corporation
(Exact name of registrant as specified in its charter)

New Jersey	1-2256	13-5409005
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

 22777 Springwoods Village Parkway, Spring, Texas 77389-1425
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (972) 940-6000

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Name of Each Exchange
Title of Each Class	Trading Symbol	on Which Registered
Common Stock, without par value	XOM	New York Stock Exchange
0.524% Notes due 2028	XOM28	New York Stock Exchange
0.835% Notes due 2032	XOM32	New York Stock Exchange
1.408% Notes due 2039	XOM39A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
(a), (b)

Exxon Mobil Corporation (the “Company,” “ExxonMobil,” “we,” or “our”) held its Annual Meeting of Shareholders (“Annual Meeting”) on May 27, 2026. At the meeting, the matters set forth below were submitted for a vote of security holders.

As of the close of business on April 1, 2026, which was the record date for the Annual Meeting, 4,144,455,560 shares of ExxonMobil common stock, without par value (“Common Stock”), were outstanding and entitled to vote.

Set forth below are the proposals voted upon at the Annual Meeting, and the final vote tabulation that certified the voting results as received from the Inspectors of Election. Based on the results, at least 3,636,885,465 shares of Common Stock were voted in person or by proxy at the Annual Meeting, representing 87.8% percent of the shares entitled to be voted. Percentages are based on the total votes cast. Under the corporate law of New Jersey, where we are incorporated, abstentions are not counted as votes cast.

The final voting results for the proposals presented at the Annual Meeting were as follows:

Proposal 1 – Election of Directors

The shareholders elected each of the Board’s twelve director nominees. The votes For and Against, as well as Abstentions and Broker Non-Votes, for each nominee are set forth below.

Nominees	Votes For	% For	Votes Against	% Against	Abstentions	Broker Non-Votes
Michael J. Angelakis	3,074,076,666	97.8%	67,623,299	2.2%	15,537,164	479,646,841
Angela F. Braly	3,024,079,431	96.2%	118,776,963	3.8%	14,376,475	479,646,841
Maria S. Dreyfus	3,071,904,445	97.8%	70,601,471	2.2%	14,705,973	479,646,841
Gregory C. Garland	3,099,884,115	98.7%	42,217,555	1.3%	15,136,904	479,646,841
John D. Harris II	3,072,696,510	97.8%	68,799,913	2.2%	15,732,103	479,646,841
Kaisa H. Hietala	3,081,391,733	98.1%	59,798,823	1.9%	16,044,739	479,646,841
Joseph L. Hooley	3,078,663,394	98.0%	62,271,457	2.0%	16,300,271	479,646,841
Steven A. Kandarian	3,096,410,868	98.6%	44,747,541	1.4%	16,070,214	479,646,841
Alexander A. Karsner	3,083,932,381	98.2%	56,704,731	1.8%	16,597,809	479,646,841
Lawrence W. Kellner	3,044,415,503	96.9%	96,951,559	3.1%	15,871,511	479,646,841
Dina Powell McCormick	3,089,312,715	98.4%	51,042,599	1.6%	16,869,698	479,646,841
Darren W. Woods	3,023,121,683	96.2%	119,867,001	3.8%	14,248,470	479,646,841

The shareholders voted as set forth below on two management proposals:

Proposal 2 – Ratification of Independent Auditors:
Votes Cast For:	3,493,776,585	96.4%
Votes Cast Against:	130,902,587	3.6%
Abstentions:	12,204,753
Broker Non-Votes:	0

Proposal 3 – Advisory Vote to Approve Executive Compensation:
Votes Cast For:	2,906,869,914	92.9%
Votes Cast Against:	222,967,504	7.1%
Abstentions:	27,391,137
Broker Non-Votes:	479,646,841

Proposal 4 – Texas Redomiciliation:
Votes Cast For:	2,216,403,048	71.2%
Votes Cast Against:	896,852,562	28.8%
Abstentions:	30,111,060
Broker Non-Votes:	493,518,532

Proposal 5 – Independent Chair, a proposal overwhelmingly defeated on 16 separate occasions since 2000:
Votes Cast For:	475,238,535	15.2%
Votes Cast Against:	2,644,936,703	84.8%
Abstentions:	37,017,564
Broker Non-Votes:	479,646,841

Proposal 6 – Proposal requesting Company to modify its Voluntary Retail Voting Program to provide multiple options not aligned with the Board’s recommendations:
Votes Cast For:	709,666,879	23.5%
Votes Cast Against:	2,304,505,127	76.5%
Abstentions:	143,045,579
Broker Non-Votes:	479,646,841

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXXON MOBIL CORPORATION

Date: May 29, 2026	By:	/s/ LEN M. FOX
Len M. Fox
Vice President, Controller and Tax
(Principal Accounting Officer)
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